NORTH AMERICAN VACCINE, INC.

                                                                    July 1, 1999
BioChem Pharma Inc.
275 Armand Frappier Blvd
Laval, Quebec H7V 4A7
Canada

Re:   GUARANTY OF $6 MILLION (US) LINE OF CREDIT

Gentlemen:

      As you know, North American Vaccine, Inc. ["NVX"] is presently seeking a line of credit [the "Line of Credit"] from Royal Bank of Canada in the principal amount of Six Million Dollars (US) [$6,000,000 (US)] [the "Principal Amount"]. The bank has indicated its intention to provide the Line of Credit in the Principal Amount to NVX in accordance with the term sheet a copy of which attached hereto provided that it receives an unsecured guaranty [the "Guaranty"] from BioChem Pharma Inc. ["BioChem"] in favor of, and in a form acceptable to, the bank supporting all amounts drawn down under the Line of Credit.

      This letter is to confirm the agreement between NVX and BioChem under which BioChem will provide the Guaranty of up to the Principal Amount to support the Line of Credit proposed to be extended to NVX by Royal Bank of Canada, or any other mutually acceptable lending institution ["Lender"].

1.    PROVISION OF GUARANTY

      a. Subject to approval by its board of directors, which shall be obtained on or before July 9, 1999, BioChem hereby agrees to provide the Guaranty in favor of, and in a form acceptable to, the Lender up to the Principal Amount. The Guaranty shall be furnished to the Lender in consideration of the Lender's commitment to extend a Line of Credit to NVX in the Principal Amount. BioChem shall execute and deliver such documents and agreements as may be required by the Lender to implement the Guaranty in favor of the Lender within five (5) business days of receiving the request of the Lender. BioChem shall not be required to provide the Guaranty if the Lender does not provide the Line of Credit to NVX.

      b. BioChem agrees that the Guaranty shall remain in effect for a period of not less than twenty-four (24) continuous months ["Guaranty Period"] to support the Line of Credit and/or any successor line of credit or other credit facility obtained by or for NVX; provided, however, at no time shall the Guaranty exceed the Principal Amount and provided further that no successor line of credit or other credit facility contain terms and condition that are less favorable to NVX than those contained in the Line of Credit collateralized by the Guaranty and provided further that no successor line of credit or other credit facility that will be collateralized by the Guaranty shall be entered into by NVX without BioChem's express written consent that will not be unreasonably withheld, conditioned or delayed.

      c. BioChem agrees to provide NVX with all reasonable cooperation and assistance in obtaining a successor or replacement line of credit, loan or credit facility for NVX if the Line of Credit expires unrenewed or unextended before the expiration of the Guaranty Period, including without limitation executive and delivery of all documents requested by Lender; provided, however that such cooperation shall not be more onerous to BioChem than that required of it in the initial issuance of the Guaranty and provided further that the amount of the successor or replacement line of credit that will be collateralized by the Guaranty shall not exceed the Principal Amount.

      d. As a condition to BioChem's obligation to issue the Guaranty, NVX agrees to give BioChem at least two (2) business days notice of its intention to draw any borrowings under the Line of Credit. In addition, NVX understands, and the relevant documents and agreements shall reflect to the greatest extent possible, that BioChem's guarantee obligation under the Guaranty shall be one of collection and that the Lender shall be required to exercise all commercially


10150 Old Columbia Road  o  Columbia, MD 21046  o  Phone 410-309-7100  o  Fax 410-309-4077


BioChem Pharma Inc
July 1, 1999
Page 2 of 8

reasonable remedies, short of litigation to final judgment, to satisfy NVX's obligations under the Line of Credit prior to requiring payments by BioChem pursuant to the Guaranty.

2. ISSUANCE OF WARRANT In consideration of BioChem providing the Guaranty to the Lender as contemplated by Article 1 above, NVX agrees that it shall issue to BioChem one or more Stock Purchase Warrant(s) (individually referred to herein as the "Warrant" and collectively referred to herein as the "Warrants") in form and content substantially the same as that attached hereto and incorporated herein by this reference on the following terms and conditions:

      a. The exercise price of the Warrants shall be the average of the closing prices of the common stock of NVX on the American Stock Exchange over a period of five trading days commencing on June 28, 1999 and ending July 2, 1999.

      b. If the Line of Credit is drawn down by NVX for the full amount of the Principal Amount, BioChem shall be entitled to one or more Warrant(s) to purchase a total of Seven Hundred Fifty Thousand (750,000) shares of common stock of NVX. Accordingly, a Warrant shall be issued ratably as NVX draws down on the Line of Credit as follows: for each One Million Dollars (US) [$1,000,000
(US)] (or fraction thereof) of principal amount drawn down by NVX under the Line of Credit, NVX shall issue to BioChem a Warrant to acquire One Hundred Twenty Five Thousand (125,000) shares of common stock of NVX.

      c. Each Warrant shall have a term of two (2) years from the date of issuance and shall be non-negotiable and non-transferable except under the terms and conditions set forth therein.

      d. The shares of common stock of NVX issuable upon exercise of each Warrant [the "Warrant Shares"] shall be fully reserved for issuance at all times during which the Warrant is issued and outstanding and, at the time of delivery if such Warrant is duly and properly exercised, shall be validly issued and outstanding, fully paid and non-assessable.

3. TRANSFER RESTRICTIONS AND REPRESENTATIONS In connection with the issuance of the Warrants and the Warrant Shares [collectively the "Securities"], BioChem hereby acknowledges that the Securities will be issued to it pursuant to an exemption from the registration provisions of the Securities Act of 1933, as amended, and other applicable securities laws [collectively the "Securities Acts"]. BioChem specifically acknowledges and agrees that:

      a. the purchase of the Securities involves a high degree of risk in that an investment in the Company is highly speculative and BioChem may suffer a loss of its entire investment;

      b. the transferability of the Securities will be limited as set forth below and thus it may not be able to liquidate all or any portion of the investment;

      c. it is able, either alone or with an investor representative, to evaluate the merits and risks of this investment and that it recognizes the highly speculative nature of this investment;

      d. it has had access to all information regarding NVX that it has requested or desired to know, that all documents which could be reasonably provided have been made available for its inspection and review and that it has been afforded the opportunity to ask question of and receive answers from duly authorized officers or other representatives of the NVX concerning this transaction and any additional information that it has requested;

      e. the Securities are being acquired for its own account, for investment purposes only and not with a view to distribution or resale to others and that the exemption from the registration requirements of the Securities Act being claimed by NVX for this transaction is dependent, in part, on BioChem's investment intent;

      f. it understands there is no public market for the Warrants and none is likely to develop;

BioChem Pharma Inc
July 1, 1999
Page 3 of 8

      g. it is an "accredited investor" within the meaning of Section 2(15) and/or Rule 501 under the Securities Act;

      h. it understands that the Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Acts, that the Securities will not be registered under the Securities Acts and that it may not resell, pledge or otherwise transfer any such Securities except in accordance with the terms and restrictions contained in the Warrants and in a transaction exempt from the registration requirements of the Securities Acts.

      i. it consents to the placement of a legend on the Securities stating that they have not been registered under the Securities Acts and setting forth or referring to the restrictions on transferability and sale thereof.

4.    OTHER REPRESENTATIONS AND WARRANTIES

      a.    BioChem represents and warrants as follows:

            i   BioChem is a corporation  duly organized and existing  under the laws of Canada and has the corporate power to conduct the business that it conducts and proposes to conduct;

            ii Upon pproval of this agreement by the Board of Directors of BioChem, the execution, delivery and performance of this agreement by BioChem will be duly approved by all necessary corporate action, and all other corporate authorities, approvals and actions required to authorize BioChem to issue the Guaranty and to receive the Warrants and purchase the Warrant Shares will have been duly taken and approved;

            iii The  consummation  of  the  transactions  contemplated  by  this agreement will not violate or constitute a default under BioChem's organizational documents or any material agreements to which BioChem is a party or by which its properties are bound or constitute a violation of any material order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign;

            iv It has not retained a placement or selling agent, broker or dealer to represent it in the acquisition of the Warrants or the Warrant Shares and no person has any claim or right to any commission or other remuneration as a result of contract or agreement with BioChem in connection with the execution or consummation of the transactions contemplated by this agreement.

      b.    NVX represents and warrants as follows:

            i   NVX  is  a corporation duly organized and existing under the law of Canada and has the corporate power to conduct the business that it conducts and proposes to conduct;

            ii The execution, delivery and performance of this agreement by NVX has been duly approved by the Board of Directors of NVX and all other corporate actions required to authorize and effect the issuance of the Warrants and sale of the Warrant Shares have been duly taken and approved;

            iii The Warrant Shares have been duly and validly authorized and when issued and paid for in accordance with the terms and conditions of the Warrants will be validly issued, fully paid and non-assessable shares of common stock of NVX;

            iv NVX is not in violation or default under, nor will the execution and delivery of this agreement, the issuance of the Warrants or the Warrant Shares and the incurrence of the obligations herein and therein set forth and the consummation of the transaction contemplated hereby and thereby, result in a violation of, or constitute a default under, NVX's certificate of incorporation or by-laws;

BioChem Pharma Inc
July 1, 1999
Page 4 of 8

            v. The consummation of the transactions contemplated by this agreement will not violate or constitute a default under any material agreements to which NVX is a party or by which its properties are bound or constitute a violation of any material order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign.

            vi. no consent, approval or filing with any governmental authority or other party is required by NVX for the consummation of the transactions contemplated by this agreement including in connection with the issuance of the Warrants and the Warrant Shares other than the required and applicable notices and filings to be made with the U.S. Securities & Exchange Commission, notices, filings and approvals requited by state and provincial securities regulatory authorities, and notices and listing agreements with the American Stock Exchange.

5. REGISTRATION RIGHTS NVX and BioChem agree that the Warrant Shares shall be included in the definition of "Registrable Securities" as that term is defined in Schedule 4 to the Share Purchase Agreement between the parties dated January 17, 1990, as amended, ("Share Purchase Agreement") and that as such, the Warrant Shares shall be subject to all terms and conditions of BioChem's registration rights as specified in Section One of Schedule 4 to the Share Purchase Agreement. As a consequence of this Section 5, the definition of "Registrable Securities" as set forth in Schedule 4, Section 1.1 to the Share Purchase Agreement is hereby modified to add new Subsections (iii) and (iv) at the end thereof to read in its entirety as follows:

     "Registrable Securities" shall mean (i) the Common Shares, (ii) any NAVA common shares issued pursuant to the Options or issued or issuable in respect of the Common Shares, upon any stock split, stock dividend, recapitalization, or similar event, so long as the Common Shares and any NAVA common shares issued in respect of the Common Shares are owned by BioChem, (iii) any NAVA common shares issued pursuant to the exercise of one or more Warrant(s) ("Warrant Shares"), which Warrant or Warrants are granted to BioChem pursuant to the terms of that certain letter agreement dated July 1, 1999 between NAVA and BioChem and (iv) any NAVA common shares issued or issuable in respect of the Warrant Shares, upon any stock split, stock dividend, recapitalization, or similar event, so long as the Warrant Shares and any NAVA common shares issued in respect of the Warrant Shares are owned by BioChem.

 6.   OTHER MATTERS

      a. No modification, amendment, deletion, addition or other change in this agreement or any provision hereof, or waiver of any right or remedy herein provided, shall be effective for any purpose unless specifically set forth in a writing signed by the Party to be bound thereby. No waiver of any right in respect of an occurrence or event on one occasion shall be deemed a waiver of such right or remedy in respect of such occurrence or event on any other occasion.

      b. Any notice required to be given hereunder shall be in English language, in writing and shall be deemed to have been duly given and received upon transmission when telecopied with verification of receipt or upon delivery if sent by Federal Express, DHL or other internationally recognized overnight or express courier. Addresses for the delivery of notices shall be as follows:

      For BioChem:  BioChem Pharma Inc., 275 Armand Frappier  Boulevard,  Laval,
Quebec  H7V  4A7,   Canada;   Attn:   Chief   Financial   Officer  ;   Telecopy:
1-450-978-7755.

      For NVX: North American Vaccine, Inc.; 10150 Old Columbia Road; Columbia, MD 21046 USA; Attn: Vice President Finance; Telecopy: (410) 309-4077

      c. Notwithstanding the place where this agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provision hereof shall be construed in accordance with and governed by the laws

BioChem Pharma Inc
July 1, 1999
Page 5 of 8

of the State of New York (regardless of the laws that might be applicable under principles of conflicts of law), including without limitation as to all matters of validity, construction, effect and performance.

      d. This agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

      e. This agreement shall be binding on and inure to the benefit of the parties hereto and to their respective successors and permitted assigns. This agreement may not be assigned by operation of law, by "change of control" of NVX or otherwise, without the express written consent of BioChem. For purposes of this agreement, the term "change of control" shall include either of the following events: (i) any "Person" and/or "Group" (as such terms are used in Section 13(d) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act")] other than BioChem or its affiliates, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act] directly or indirectly of more than thirty percent (30%) of NVX's total outstanding voting securities, provided however the acquisition of beneficial ownership by such Person or Group of more than thirty percent (30%) of NVX's total outstanding voting securities, which acquisition was accomplished in whole or in part by virtue of a purchase or a series of related purchases of securities, rights, or instruments from BioChem and/or its affiliates, shall not be considered a change of control; or
(b) NVX consolidates or merges with or into any Person, or conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, or any Person consolidates with or merges into NVX, in any such event pursuant to a transaction in which the outstanding voting securities of NVX is converted into or exchanged for cash, securities or other properties. In the event of a "change of control" of NVX, BioChem shall have the right to cancel this agreement and the Guaranty. The cancellation of this agreement and the Guaranty in connection with a change of control of NVX shall in no way modify the terms and conditions of the Warrant(s) that might have been issued by NVX to BioChem hereunder.

      f. This agreement sets forth the entire understanding of the parties as to the subject matter hereof and merges and supercedes all prior discussions, agreements and understandings of any and very nature among them.

      g. Each party agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments, and to obtain such consents as may be necessary or as may be reasonably requested in order fully to effectuate the purposes, terms and conditions of this agreement.

      h. This agreement is written and executed in the English language. It is understood that, for purposes of obtaining the regulatory approval of the agreement by appropriate governmental authorities, that the text of this

BioChem Pharma Inc
July 1, 1999
Page 6 of 8

agreement, if necessary, may be translated into appropriate language(s). In the event of a difference in the meaning between the translated text and the English text, the English text shall govern. Il est de la volonte expresse des parties que cette convention et touts les documents s'y rattachant soient rediges et signes en anglais.

      *                 *                 *                       *

      Please acknowledge your acceptance and agreement with the terms of this agreement by signing and returning the enclosed copy of this letter.

                                          Sincerely,

                                          North American Vaccine, Inc.


                                          By:   /s/ Daniel J. Abdun-Nabi
                                                --------------------------
                                          Name: Daniel J. Abdun-Nabi
                                          Title:Senior Vice President
                                          Legal Affairs & General Counsel



ACCEPTED AND AGREED
this 1st day of July, 1999

BioChem Pharma Inc

By:    /s/ Francois Legault
       -----------------------------------
Name:  Francois Legault
Title: Executive V.P. Corporate Development


By:    /s/ Charles A. Tessier
       -----------------------------------
Name:  Charles A. Tessier
Title: V.P. Legal Affairs & General Counsel

        THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE HEREOF
    HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR
     UNDER THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR PROVINCE
       OF CANADA AND SUCH SECURITIES MAY NOT BE SOLD, PLEDGED OR OTHERWISE
        TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE
                               EXEMPTION THEREFROM


                          NORTH AMERICAN VACCINE, INC.

                  WARRANT FOR THE PURCHASE OF COMMON SHARES

No.  W-1                                                    _____________ Shares
     ---


      FOR VALUE RECEIVED, NORTH AMERICAN VACCINE, INC. (the "Company"), a Canadian corporation, hereby certifies that BioChem Pharma Inc. or its permitted assigns (the "Holder") is entitled to purchase from the Company, at any time or from time to time after the date set forth on the signature page, but prior to 5:00 p.m. on ___________, 200_, _________________ (_______) fully paid and non-assessable common shares, no par value, of the Company for an aggregate purchase price of $____________ (computed on the basis of $_____ per share). (Hereinafter, (i) said common shares, together with any other equity securities which may be issued by the Company in substitution therefor, are referred to as the "Common Shares":, (ii) the Common Shares purchasable hereunder are referred to as the "Warrant Shares", (iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price", (iv) the price payable hereunder for each of the Warrant Shares, as adjusted in the manner set forth in Section 3, is referred to as the "Per Share Warrant Price" and (v) this Warrant and all warrants hereafter issued in exchange or substitution for this Warrant are referred to as the "Warrants") The Aggregate Warrant Price is not subject to adjustment. The Per Share Warrant Price and the number of Warrant Shares are subject to adjustment as hereinafter provided.

      1. EXERCISE OF WARRANT. This Warrant may be exercised, in whole at any time or in part from time to time (such partial exercises to be in amounts of not less than 1,000 Warrant Shares), on and after the date set forth on the signature page, but prior to 5:00 p.m. on _____, 200_, by the Holder of this Warrant by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the principal office of the Company in Columbia, MD together with proper payment of the Aggregate Warrant Price applicable on such date, or the proportionate part thereof if this Warrant is exercised in part. Payment for Warrant Shares shall be made by (i) check payable to the order of the Company, (ii) wire transfer to an account designated by and in the name of the Company, (iii) by delivery to the Company of debt securities for which it is the issuer and bound to make payment in the stated principal amount, where the principal amount on such debt security delivered to the Company for retirement is equal to the Aggregate Warrant Price; or (iv) by any combination of the methods set forth in (i) through (iii), above. If this Warrant is exercised in part, this Warrant must be exercised for a number of whole Warrant Shares, and the Holder is entitled to receive a new Warrant covering the number of Warrant Shares in respect of which this Warrant has not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares. Upon such surrender of this Warrant, the Company will issue a certificate or certificates in the name of the Holder for the largest number of whole Warrant Shares to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional Warrant Share to which the Holder shall be entitled, cash equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine).

      2. RESERVATION OF WARRANT SHARES. The Company agrees that, prior to the expiration of this Warrant, the Company will at all times have authorized and reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the Warrant Shares free and clear of all restrictions on sale or transfer (except as may arise under applicable securities laws) and free and clear of all preemptive rights.

      3. PROTECTION AGAINST DILUTION. (a) If, at any time or from time to time after the date of this Warrant, the Company shall (i) issue to the holders of the Common Shares any Common Shares by way of a stock dividend; (ii) subdivide its outstanding Common Shares into a greater number of shares; (iii) combine its outstanding number of Common Shares into a smaller number (i.e., a reverse stock split); or (iv) issue by reclassification of its Common Shares any shares of capital stock of the Company then, and in each such case, the Per Share Warrant Price in effect immediately prior to the date of such action shall be adjusted, or further adjusted, to a price (to the nearest cent) determined by dividing (x) an amount equal to the number of Common Shares outstanding immediately prior to such issuance multiplied by the Per Share Warrant Price in effect immediately prior to such issuance by (y) the total number of Common Shares outstanding immediately after such issuance. Upon each adjustment in the Per Share Warrant Price resulting from a stock split or stock dividend, the number of Warrant Shares shall be adjusted by dividing the Aggregate Warrant Price by the Per Share Warrant Price in effect immediately after such adjustment. Notice of each such adjustment and each such readjustment shall be forthwith mailed to the Holder.

      (b) If the Company shall be consolidated with or merged into another corporation, or shall sell all or substantially all of its assets as part of a reorganization to which the Company is a party within the meaning of the Internal Revenue Code of 1986, as presently in effect, or shall issue a security convertible into its Common Shares as a dividend on its Common Shares, each Warrant Share shall be replaced for the purposes hereof by the securities or properties issuable or distributed in respect of one Common Share upon such consolidation, merger, sale, reclassification or reorganization, and adequate provisions to that effect shall be made at the time thereof. Notice of such consolidation, merger, sale, reclassification or reorganization, and of said provisions so proposed to be made, shall be mailed to the Holder not less than 15 days prior to such event.

      (c) If the Board of Directors of the Company shall declare any dividend or other distribution in cash with respect to the Common Shares, other than out of surplus, the Company shall mail notice thereof to the Holder not less than 15 days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution.

      (d) If, during the term of this Warrant, the Company shall issue or sell its Common Shares for a consideration per share less than the Per Share Warrant Price immediately prior to the time of such issue or sale, then forthwith upon such issue or sale, the Per Share Warrant Price in effect immediately prior to such issue or sale shall be reduced to the lower of the prices (calculated to the nearest cent) determined as follows:

          (1) by dividing (A) an amount equal to the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then-existing Per Share Warrant Price, and (ii) the consideration, if any, received by the Company upon such issue or sale, by (B) the total number of Common Shares outstanding immediately after such issue or sale; and

          (2) by multiplying the Per Share Warrant Price in effect immediately prior to the time of such issue or sale by a fraction, the numerator of which shall be (A) the sum of (i) the number of Common Shares outstanding immediately prior to such issue or sale multiplied by the market price immediately prior to such issue or sale; and (ii) the consideration received by the Company upon such sale, divided by (B) the total number of Common Shares outstanding immediately after such issue or sale, and the denominator of which shall be the market price immediately prior to such issue or sale.

      4. FULLY PAID SHARES; TAXES. The Company agrees that the Common Shares represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and non-assessable. The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share or certificate therefor.

      5. TRANSFERABILITY. This Warrant and the Warrant Shares shall not be sold, transferred, assigned or hypothecated by the Holder except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, and qualification for sale under all other applicable state and provincial securities rules and regulations [collectively the "Securities Acts"]; or (ii) in full compliance with all requirements necessary to establish an exemption from the registration requirements of the Securities Acts. In order to properly establish compliance with (ii), above, the Company shall be entitled to request and receive in advance of authorizing any sale, transfer, assignment or hypothecation of this Warrant or any of the Warrant Shares: (x) appropriate transferor and transferee representation letters supporting a claimed expemption from registration requirements of the Securities Acts; (y) an opinion of counsel for the holder of the Warrant and/or Warrant Shares reasonably satisfactory to the Company that the proposed transfer from the holder of the Warrant and/or Warrant Shares to the transferee is exempt from the registration requirements of the Securities Act; and (z) such other documentation, representations and filings as may be reasonably required by counsel in order to issue the foregoing opinion. The Company may treat the registered holder of this Warrant as it appears on the Company's books at any time as the Holder for all purposes.

      6. LOSS, ETC. OF WARRANT. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

      7. WARRANT HOLDER NOT SHAREHOLDER. Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent or to receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof.

      8. COMMUNICATION. No notice or other communication under this Warrant shall be effective unless, but any notice or other communication shall be effective and shall be deemed to have been given if, the same is in writing and is mailed by first-class mail, postage prepaid, addressed to:

      (a) the Company at North American Vaccine, Inc., 10150 Old Columbia Road, Columbia, MD 21046 Attention: Vice President-Finance, or such other address as the Company has designated in writing to the Holder, or

      (b) the Holder at BioChem Pharma Inc., 275 Armand Frappier Boulevard, Laval, H7V 4A7 Quebec, Canada Attention: Executive Vice President-Investments & Subsidiaries, or such other address as the Holder has designated in writing to the Company.

      9. HEADINGS. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

      10. APPLICABLE LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of New York.

      IN WITNESS WHEREOF, NORTH AMERICAN VACCINE, INC. has caused this Warrant to be signed by its Chief Executive Officer and President and its corporate seal to be hereunto affixed and attested by its Secretary this ____ day of July 1999.

ATTEST:                                  NORTH AMERICAN VACCINE, INC.



_____________________________            By: _______________________________
[Corporate Seal]                             Randal Chase
                                             Chief Executive Officer & President

                  SUMMARY OF PRINCIPAL TERMS AND CONDITIONS
                  -----------------------------------------

                           NORTH AMERICAN VACCINE INC.

                                                                   JUNE 28, 1999

                                   TERM SHEET

THE TERMS AND CONDITIONS SET FORTH HEREIN ARE FOR DISCUSSION PURPOSES ONLY AND MAY NOT BE CONSTRUED IN ANY WAY TO REPRESENT A COMMITMENT BY ROYAL BANK OF CANADA TO PROVIDE CREDIT OR TO ARRANGE A FACILITY. THIS SUMMARY OF INDICATIVE TERMS AND CONDITIONS IS NOT INTENDED TO COVER ALL OF THE TERMS AND CONDITIONS OF A DEFINITIVE TERM SHEET AND RELATED DOCUMENTATION THAT WILL BE NEGOTIATED IN DUE COURSE. THIS DOCUMENT IS CONFIDENTIAL AND IS FOR INTERNAL DISCUSSION PURPOSES ONLY.

BORROWER:               North American Vaccine Inc., a  corporation organized
                        under the laws of Canada ("the Borrower")

LENDERS:                Royal Bank of Canada (the "Lender").

PURPOSE:                Bridge capital market debt or equity issue.

CREDIT FACILITY:        Up to a maximum of US$6,000,000 committed revolving
                        operating loan (the "Operating Loan").

AVAILABILITY:           Available by way of US rate loans ("USLoans") and/or
                        Libor loans ("LIBOR"). Libor loans must be for a minimum of $US500,000 and in whole multiples of $US100,000; 2 days notice prior to funding.

INTEREST RATES:         US Base rate + 265bp
                        Libor + 265bp

INTEREST
PAYMENT DATES:          Interest periods for LIBOR Loans shall be, at the
                        Borrower's option, one, two or three months.
                        Interest on LIBOR Loans shall be payable on the last business day of the applicable interest period for such loans and, if earlier, the 90th day following the commencement of such interest period. Interest on Prime Loans shall be payable monthly in arrears.

REPAYMENT:              No later than December 31, 1999.

MANDATORY
REPAYMENT:              100% of any debt or equity issue above $US21,000,000
                        to be applied as a permanent reduction of the Credit
                        Facility.

"NORTH AMERICAN VACCINE, INC. - JUNE 28, 1999"                                 2


SECURITY:               Guarantee and Postponement of Claims for
                        $US6,000,000 from Biochem Pharma Inc. and Biochem
                        Pharma Holdings Inc. in favour of the Borrower.

DOCUMENTATION:          Letter loan agreement signed by the Borrower

CONDITIONS
PRECEDENT:              The obligation of the Bank to make available the
                        Borrowings to the Borrower is subject to and conditional upon:

                        a) Satisfactory credit documentation including receipt of all necessary closing certificates required by the Lender, including legal opinion and security documentation.

                        b)    Satisfactory review of Y2K issue.

EVIDENCE OF
INDEBTEDNESS:           The Bank shall open and maintain at the Branch of
                        Account accounts and records evidencing the Borrowings made available to the Borrower by the Bank under this agreement. The Bank shall record the principal amount of such Borrowings, the payment of principal and interest on account of the loans, and all other amounts becoming due to the Bank under this agreement.

                        The Bank's accounts and records constitute, in the absence of manifest error, prima facie evidence of the indebtedness of the Borrower to the Bank pursuant to this agreement.

                        The Borrower authorises and directs the Bank to automatically debit, by mechanical, electronic or manual means, any bank account of the Borrower for all amounts payable under this agreement, including but not limited to, the repayment of principal and the payment of interest, fees and all charges for the keeping of such bank accounts.

REPRESENTATIONS
AND WARRANTIES:         Borrower shall provide representations and warranties
                        as customary for a transaction of this nature.

AFFIRMATIVE
COVENANTS:              The Borrower shall be subject to affirmative
                        covenants as customary for a transaction of this nature, including, without limitation:

                        1. Reporting requirements on the Borrower for annual budgets, audited annual financial statements and company-prepared monthly financial statements.

                        2. Maintenance of a program of insurance for the Borrower consistent with industry practice.

NEGATIVE
COVENANTS:              The Borrower shall be subject to negative covenants
                        as customary for a transaction of this nature, including, without limitation:

"NORTH AMERICAN VACCINE, INC. - JUNE 28, 1999"                                 3


                        1.    Prohibitions on any payments or capital
                              distributions.

EVENTS OF
DEFAULT: The Borrower shall be subject to events of default as customary for a transaction of this nature, including, without limitation:

                        1. Change of ownership whereby Biochem Pharma Inc. cease to own at least (TO BE DETERMINED) outstanding and issued voting shares of the Borrower.

FEES AND EXPENSES:      The Borrower will pay all reasonable out of pocket
                        fees and expenses of the Lender in connection with consummation of the Agreement.